UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 9, 2021
J2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices)

(323) 860-9200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 19, 2021, J2 Global, Inc. (“J2 Global”) announced that it intended to separate into two independent publicly traded companies: one addressing healthcare interoperability and comprising the Cloud Fax business, which will do business as Consensus, and one that will continue J2 Global’s strategy of building a leading internet platform focused on key verticals, including technology & gaming, shopping, health, cybersecurity and SMB enablement (the “Spin-Off”).

In addition, J2 Global previously announced that it intends to redeem all of its outstanding 3.25% convertible senior notes due 2029 (CUSIP Number 48123V AC6) (the “Notes”) in full on August 2, 2021 (the “Redemption Date”). Accordingly holders may surrender their Notes for conversion at any time prior to the close of business (which is 5:00 p.m., New York City time), on July 30, 2021, the business day immediately preceding the Redemption Date. J2 Global expects to complete the Spin-Off after the Redemption Date and currently expects to complete the Spin-Off prior to the end of the third quarter of 2021.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 with respect to the Spin-Off. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including market and other conditions, whether the Spin-Off can be completed with the proposed form, terms or timing, or at all, the expected benefits of the Spin-Off and what method of settlement J2 Global will elect for any conversions of the Notes in connection with the Redemption. There are important factors that could cause actual results, performance or achievements of J2 Global and Consensus to differ materially from the performance or achievements expressed or implied by the forward-looking statements, including those factors described in J2 Global’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by J2 Global with the Securities and Exchange Commission. Although management’s expectations may change after the date of this Current Report on Form 8-K, J2 Global undertakes no obligation to revise or update these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

Date:	June 9, 2021	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel